Exhibit 13
CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
     In connection with the Annual Report on Form 20-F of Viatel Holding (Bermuda) Limited (the “Company”) for the year ended December 31, 2006 filed with the U.S. Securities and Exchange Commission (the “Report”), each of the undersigned, in the capacity set forth below, hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of his or her knowledge:
(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.
Dated: June 29, 2006

/s/ Lucy Woods

Name: Lucy Woods
Title: Chief Executive Officer

/s/ Andrew Court

Name: Andrew Court
Title: Chief Financial Officer
This certification has been furnished solely pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.
A signed original of this written statement required by Section 906 has been provided to the Company and will be retained by the Company and furnished to the U.S. Securities and Exchange Commission or its staff upon request.